Exhibit 10.1

Dated September 30, 2024
(1)    BUNGE SECURITIZATION B.V., as Seller
(2)    KONINKLIJKE BUNGE B.V., as Master Servicer and Subordinated Lender
(3)    The Conduit Purchasers party hereto
(4)    The Committed Purchasers party hereto
(5)    The Purchaser Agents party hereto
(6)    COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent and on behalf of its Conduit Purchaser
(7)    BUNGE GLOBAL SA, as Performance Undertaking Provider
(8)    CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Sustainability Co-ordinator
(9) BUNGE AGRIBUSINESS IBÉRICA, S.L.U., as New Spanish Originator

TWENTY-SIXTH AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT

CONTENTS
Clause        Page

1.    Definitions and Interpretation    2
2.    Amendment of the Receivables Transfer Agreement    2
3.    Assignment of the Subject Sold Receivables; Servicing of Retained BISA Receivables    3
4.    Representations    5
5.    Spanish Receivables Purchase Agreement    5
6.    Continuance    5
7.    Further Assurance    5
8.    Conditions Precedent    5
9.    Reaffirmation of Performance Undertaking    8
10.    Transparency Requirements for Originators    8
11.    Notices, Etc.    9
12.    Execution in Counterparts    9
13.    Governing Law; Submission to Jurisdiction    9
14.    No Proceeding; Limited Recourse    10

Exhibits

EXHIBIT A    Schedule 2 (Address and Notice Information)
EXHIBIT B    Schedule 5 (Facility Amounts and Facility Account Banks)
EXHIBIT C     Schedule 9 (Excluded Obligors)

Schedules

SCHEDULE 1        Subject Receivables
SCHEDULE 2        Purchase Price

i

THIS TWENTY-SIXTH AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT (this “Amendment”) is dated September 30, 2024 and made among:
(1)    BUNGE SECURITIZATION B.V., a private limited liability company incorporated under the laws of the Netherlands, registered with the Dutch trade register under number 52234037, as Seller (the “Seller”);
(2)    KONINKLIJKE BUNGE B.V., a private limited liability company incorporated under the laws of the Netherlands, registered with the Dutch trade register under number 24020546, as Master Servicer (the “Master Servicer”) and Subordinated Lender (the “Subordinated Lender”);
(3)    the Conduit Purchasers party hereto (the “Conduit Purchasers”);
(4)    the Committed Purchasers party hereto (the “Committed Purchasers”);
(5)    the Purchaser Agents party hereto (the “Purchaser Agents”);
(6)    COÖPERATIEVE RABOBANK U.A. (“Rabobank”), as Administrative Agent (the “Administrative Agent”), Committed Purchaser and Purchaser Agent;
(7)    BUNGE GLOBAL SA, a corporation incorporated under the laws of Switzerland, as Performance Undertaking Provider (the “Performance Undertaking Provider”);
(8)    CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Sustainability Co-ordinator; and
(9)    BUNGE AGRIBUSINESS IBÉRICA, S.L.U., a private limited liability company (sociedad de responsabilidad limitada) incorporated in accordance with the laws of the Kingdom of Spain (the “New Spanish Originator”), collectively referred to as the “Parties” and each of them a “Party”.
BACKGROUND:
(A)    This Amendment is supplemental to and amends the receivables transfer agreement dated June 1, 2011 (as amended and restated on December 18, 2023, and as further amended on May 21, 2024) made among certain of the Parties to this Amendment (the “Receivables Transfer Agreement”).
(B)    Pursuant to the terms of the Spanish RPA, Bunge Iberica, S.A.U. (“BISA”) and Biodiesel Bilbao, S.L.U. (“Bilbao”; collectively, BISA and Bilbao shall be referred to as the “Exiting Spanish Originators” and, individually, as an “Exiting Spanish Originator”) have each delivered a notice to the Seller and the Administrative Agent to irrevocably terminate their right to sell Receivables to the Buyer pursuant to the Spanish RPA, and as of the Twenty-Sixth Amendment Effective Date (as defined below), the Exiting Spanish Originators shall no longer be Spanish Originators. As of the Twenty-Sixth Amendment

Effective Date, the New Spanish Originator shall join the Spanish RPA as a “Seller” thereunder.
(C)    The Exiting Spanish Originators have previously sold the Receivables identified on Schedule 1 (Subject Receivables) hereto (the “Subject Receivables”) to the Seller pursuant to the terms of the Spanish RPA, which consist of Unsold Receivables and Sold Receivables (such Subject Receivables that became Sold Receivables, the “Subject Sold Receivables”).
(D)    On the Twenty-Sixth Amendment Effective Date, (i) subject to the conditions set forth in this Amendment, the Purchasers will sell, transfer and assign the Subject Sold Receivables to the Seller and (ii) subject to the conditions set forth in the Exiting Spanish Originators Assignments of Repurchased Receivables (as defined below), the Seller will sell, transfer and assign the Subject Receivables to the Exiting Spanish Originator that was the Spanish Originator in respect of each such Subject Receivable. BISA originated certain Unsold Receivables and Sold Receivables that will not be sold, transferred and assigned to the Seller pursuant to this Amendment or sold, transferred and assigned to BISA pursuant to the Exiting Spanish Originator Assignment Agreement (such receivables, the “Retained BISA Receivables”), and the Contracts giving rise to such Retained BISA Receivables will be assigned and transferred by BISA to the New Spanish Originator pursuant to an Assignment and Assumption Agreement, dated as of the date hereof, between BISA and the New Spanish Originator (the “BISA Sale Contract Assignment and Assumption Agreement”).
(E)    The Parties have agreed to further amend the Receivables Transfer Agreement on the terms set out below.
(F)    This Amendment is a Transaction Document as defined in the Receivables Transfer Agreement.
IT IS AGREED that:
1.    DEFINITIONS AND INTERPRETATION
Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement. The principles of interpretation set forth in Section 1.2 (Other terms) and Section 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment as if fully set forth herein.
2.    AMENDMENT OF THE RECEIVABLES TRANSFER AGREEMENT
With effect from the Twenty-Sixth Amendment Effective Date (as such term is defined in Section 8 (Conditions Precedent)), the Receivables Transfer Agreement shall be amended as set forth herein:

(a)    Schedule 2 (Address and Notice Information) shall be deleted and replaced with Exhibit A hereto.
(b)    Schedule 5 (Facility Accounts and Facility Account Banks) shall be deleted and replaced with Exhibit B hereto.
(c)    Schedule 9 (Excluded Obligors) shall be deleted and replaced with Exhibit C hereto.
3.    ASSIGNMENT OF THE SUBJECT SOLD RECEIVABLES; SERVICING OF RETAINED BISA RECEIVABLES
(a)    On the Twenty-Sixth Amendment Effective Date and without any further action or consent by the Purchasers or the Seller, the Purchasers hereby agree to sell, transfer and assign and hereby sell, transfer and assign to the Seller, and the Seller hereby agrees to purchase and accept the transfer and assignment of and hereby purchases and assumes, all the Purchasers’ respective right, title and interest in, to and under the Subject Sold Receivables, together with all Related Security with respect thereto; provided, however, that for the avoidance of doubt, the Subject Sold Receivables and Related Security with respect thereto shall not include (i) any Related Security to the extent relating to any Receivable that is not a Subject Sold Receivable or (ii) any Collections or other proceeds received in respect of any Subject Sold Receivables or Related Security with respect thereto prior to the Twenty-Sixth Amendment Effective Date.
(b)    It is the intention of the Parties hereto that the sale, transfer and assignment of the Subject Sold Receivables (to the extent these are governed by Spanish law) pursuant to this Amendment shall be treated as a purchase by the Seller and a sale by the applicable Purchaser of such Subject Sold Receivables with respect thereto, which sales are absolute and irrevocable and provide the Seller with the full benefits of ownership of such Subject Sold Receivables in accordance with articles 347 and 348 of the Spanish Commercial Code and articles 609 and 1,254 to 1,280 of the Spanish Civil Code. Each sale of the Subject Sold Receivables hereunder is made without recourse to the applicable Purchaser.
(c)    Each Purchaser agrees that it will promptly execute and deliver all further instruments and documents, and take all further actions that the Seller may reasonably request, in order to perfect, protect or more fully evidence the purchase of, or ownership by, the Seller of the Subject Sold Receivables from the Twenty-Sixth Amendment Effective Date onwards (any such documentation required being at the cost of the Seller), provided always that a failure by such Purchaser to do so shall not affect the validity or enforceability of the purchase of, or ownership by, the Seller of the Subject Sold Receivables. In view of the intention of the Parties hereto that the purchases of Subject Sold Receivables made hereunder shall constitute a sale of such Subject Sold Receivables (cesión plena). For such purpose, the Purchasers and the Seller shall formalize this

Amendment as a Spanish notarial document (either an escritura notarial or a póliza intervenida) on the Twenty-Sixth Amendment Effective Date so that the Subject Sold Receivables shall be deemed assigned in full (cesión plena con efectos frente a terceros) by the Purchasers to the Seller in accordance with Sections 1,218, 1,526 and 1,462 of the Spanish Civil Code.
(d)    In consideration for the sale, transfer and assignment of the Subject Sold Receivables on the Twenty-Sixth Amendment Effective Date, the Seller shall pay to the Administrative Agent (for the benefit of the Purchasers) the purchase price set forth on Schedule 2 (Purchase Price) (the “Purchase Price”) on the first Settlement Date following the Twenty-Sixth Amendment Effective Date; provided, however, that the Purchase Price shall be deemed to be paid in full to the Administrative Agent (for the benefit of the Purchasers) on such Settlement Date if the Aggregate Invested Amount is less than or equal to the lesser of (x) the Facility Limit and (y) the Funding Base as determined by reference to the Portfolio Report delivered under the Servicing Agreement on the Reporting Date immediately preceding such Settlement Date (without including the Subject Receivables) after Collections have been distributed on such Settlement Date in accordance with Section 2.6 (Collections prior to Facility Termination Date) or Section 2.7 (Collections after Facility Termination Date) of the Receivables Transfer Agreement, as applicable.
(e)    By executing this Amendment, (i) the Administrative Agent and each Purchaser each hereby acknowledge and consent to the sales, transfers and assignments of the Subject Sold Receivables and the Related Security with respect thereto contemplated in this Section 3 and (ii) upon satisfaction of the conditions precedent set forth in Section 8 (Conditions Precedent), the Administrative Agent (for the benefit of the Purchasers) hereby releases all of its Adverse Claims in and to the Subject Receivables and the Related Security with respect thereto, and any Adverse Claims granted to the Administrative Agent or the Purchasers in such Subject Receivables and the Related Security with respect thereto. Each of the Administrative Agent, the Purchasers and the Seller hereby agrees that (A) the term “Sold Receivable” as used in the Receivables Transfer Agreement and the other Transaction Documents shall no longer include any Subject Receivables and (B) the term “Related Security” and “Collections” as used in the Receivables Transfer Agreement and the other Transaction Documents shall no longer include any Related Security or Collections related to the Subject Receivables or other proceeds received with respect thereto after the Twenty-Sixth Amendment Effective Date.
(f)    Notwithstanding any provision to the contrary in the Receivables Transfer Agreement or any other Transaction Documents, the Master Servicer and the New Spanish Originator in its capacity as a Sub-Servicer, hereby agree to transfer, or to cause to be transferred, all Collections deposited into a BISA deposit account or otherwise received by BISA on and after the Twenty-Sixth Amendment Effective

Date with respect to the Retained BISA Receivables (the “Retained BISA Receivables Collections”) to a Spanish Collection Account on the final Business Day of each week (commencing with the week immediately following the Twenty-Sixth Amendment Effective Date) until the Outstanding Balance of each Retained BISA Receivable is equal to zero (or any such Retained BISA Receivable has been identified by the Master Servicer or the New Spanish Originator as uncollectable in accordance with the applicable Credit and Collection Policies, or which, in accordance with the applicable Credit and Collection Policies, has been or should have been written off as uncollectable).
4.    REPRESENTATIONS
Each of the Seller, the Master Servicer and the Performance Undertaking Provider represents and warrants to the other Parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in the Receivables Transfer Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the Twenty-Sixth Amendment Effective Date as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.
5.    SPANISH RECEIVABLES PURCHASE AGREEMENT
The Parties hereby consent to the amendment and restatement of the Spanish RPA.
6.    CONTINUANCE
The Parties hereby confirm that the provisions of the Receivables Transfer Agreement and the other Transaction Documents shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.
7.    FURTHER ASSURANCE
The Parties shall, upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment. Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.
8.    CONDITIONS PRECEDENT
This Amendment shall become effective as of 12:01 a.m. (New York City time) on October 1, 2024 upon the notice from the Administrative Agent to the Seller and Purchasers that the Administrative Agent has received, in each case in form and substance satisfactory to the Administrative Agent, the following, duly executed by all parties thereto (the “Twenty-Sixth Amendment Effective Date”); provided, that the

Administrative Agent may, acting on the instructions of the Purchasers, waive any of the following conditions precedent:
(a)    this Amendment;
(b)    the Joinder Agreement to Servicing Agreement, dated on or about the date hereof, between the Master Servicer and the New Spanish Originator;
(c)    the Second Amended and Restated Spanish Receivables Purchase Agreement, dated on or about the date hereof, among the New Spanish Originator, the Seller Agent, the Seller and the Administrative Agent, formalized as a Spanish notarial deed (escritura pública);
(d)    a notice from the Exiting Spanish Originators to the Seller and the Administrative Agent, dated on a date at least ten (10) Business Days prior to the date hereof, irrevocably terminating the Exiting Spanish Originators’ right to sell Receivables to the Seller pursuant to the Spanish RPA;
(e)    an Assignment of Repurchased Receivables, dated on or about the date hereof, among BISA, the Seller Agent and the Seller (the “BISA Assignment of Repurchased Receivables”), pursuant to which the Subject Receivables for which BISA was the Spanish Originator shall be sold, transferred and assigned by the Seller to BISA, formalized as a Spanish notarial deed (escritura pública);
(f)    an Assignment of Repurchased Receivables, dated on or about the date hereof, among Bilbao, the Seller Agent and the Seller (the “Bilbao Assignment of Repurchased Receivables”; the BISA Assignment of Repurchased Receivables and the Bilbao Assignment of Repurchased Receivables shall each be referred to collectively as the “Exiting Spanish Originators Assignments of Repurchased Receivables” and, individually, as an “Exiting Spanish Originator Assignment of Repurchased Receivables”), pursuant to which the Subject Receivables shall be sold, transferred and assigned by the Seller to the applicable Exiting Spanish Originator, formalized as a Spanish notarial deed (escritura pública);
(g)    an Assignment and Assumption Agreement, dated on or about the date hereof, among BISA, the New Spanish Originator, the Master Servicer and the Seller, pursuant to which BISA assigns certain servicing and repurchase obligations to the New Spanish Originator;
(h)    the BISA Sale Contract Assignment and Assumption Agreement;
(i)    a Deed of Charge, dated on about the date hereof, between the New Spanish Originator and the Administrative Agent, with respect to the Spanish Collection Accounts held with JPMorgan Chase Bank, N.A. London (“JPM London”);

(j)    a Blocked Account Control Agreement, dated on or about the date hereof, among the New Spanish Originator, the Administrative Agent and JPM London;
(k)    a Pledges over Spanish Collection Account, governed by Spanish law, dated on or about the date hereof, among the New Spanish Originator, the Seller and the Administrative Agent, with respect to the Spanish Collection Accounts held with Banco Santander S.A. (“Santander”) and Citibank International PLC (“Citi PLC”), notarized as a Spanish deed (pόliza notarial);
(l)    a Deed of Release, dated on or about the date hereof, between BISA and the Administrative Agent, with respect to BISA’s deposit account with JPM London;
(m)    an Account Pledge Release Agreement, dated on or about the date hereof, among Bilbao, the Seller and the Administrative Agent with respect to Bilbao’s deposit account with Citi PLC, notarized as a Spanish deed (pόliza notarial);
(n)    an Account Pledge Release Agreement, dated on or about the date hereof, among BISA, the Seller and the Administrative Agent with respect to BISA’s deposit account with Santander, notarized as a Spanish deed (pόliza notarial);
(o)    an Account Pledge Release Agreement, dated on or about the date hereof, among BISA, the Seller and the Administrative Agent, with respect to BISA’s deposit account with Citi PLC, notarized as a Spanish deed (pόliza notarial);
(p)    a Responsible Officer's certificate of the New Spanish Originator, dated as of the date hereof, certifying as to certain matters set forth in the Spanish RPA and with appropriate insertions and attachments satisfactory in form and substance to the Administrative Agent and each Purchaser Agent, including (i) an online registry excerpt (nota simple online) and online certificate on the up-to-date registered articles of association issued by the relevant Spanish Commercial Registry, (ii) authorizing resolutions in respect of this Amendment, the Spanish RPA and the Transaction Documents to which the Spanish Originator is a party, and (iii) insolvency certificates with respect to the New Spanish Originator obtained from the Spanish insolvency registry (Publicidad Concursal);
(q)    a Responsible Officer’s Certificate of the Master Servicer, dated as of the date hereof, certifying inter alia a Monthly Report or Weekly Report, as applicable giving pro forma effect to the termination of the Exiting Spanish Originators as sellers under the Spanish RPA;
(r)    a Power of Attorney, dated as of the date hereof, executed by the New Spanish Originator in favor of the Master Servicer, formalized as a Spanish notarial deed (escritura pública);
(s)    a Power of Attorney, dated as of the date hereof, executed by the Seller in favor of the Master Servicer, formalized as a Spanish notarial deed (escritura pública);

(t)    a Power of Attorney, dated as of the date hereof, executed by the New Spanish Originator in favor of the Administrative Agent, formalized as a Spanish notarial deed (escritura pública);
(u)    a Power of Attorney, dated as of the date hereof, executed by the Seller in favor of the Administrative Agent, formalized as a Spanish notarial deed (escritura pública);
(v)    a legal opinion of Uría Menendez Abogados, S.L.P., special Spanish counsel for the New Spanish Originator, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent, including opinions with respect to capacity, validity and enforceability, true sale, security interest and tax matters;
(w)    a legal opinion of Reed Smith LLP, special English counsel for the New Spanish Originator, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent, including an opinion with respect to the security interest over Spanish Collection Accounts located in England;
(x)    a legal opinion of Reed Smith LLP, special U.S. counsel for the Seller, the Master Servicer, the Performance Undertaking Provider and the New Spanish Originator, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent, including opinions with respect to the validity and enforceability of this Amendment, non-contravention of law and no consents;
(y)    an updated transaction summary, in form and substance satisfactory to the administrative Agent and each Purchaser Agent; and
(z)    confirmation from PCS that it has no objections to this Amendment or any of the other Transaction Documents described in this Section 8.
9.    REAFFIRMATION OF PERFORMANCE UNDERTAKING
The Performance Undertaking Provider hereby acknowledges and affirms its obligations under the Performance Undertaking notwithstanding the amendments to the Receivables Transfer Agreement set forth in this Amendment and the other documents referred to in Section 8 (Conditions precedent) and confirms that its obligations shall extend to any and all obligations resulting from such amendments to the Receivables Transfer Agreement and such other documents.
10.    TRANSPARENCY REQUIREMENTS FOR ORIGINATORS
The New Spanish Originator agrees that it will comply with the transparency requirements to the extent applicable to it under the Securitisation Regulation Rules; provided, that the New Spanish Originator will not be in breach of the requirements in this Section 10 if, due to events, actions or circumstances beyond its control, it is not able to comply with the undertaking contained in this first sentence of this Section 10. In addition, the New Spanish Originator agrees, at its cost and promptly on reasonable request by the Administrative Agent, any Purchaser Agent, any Committed Purchaser and any Conduit Purchaser, to provide such information as may reasonably be requested from time to time by the Administrative Agent, any Purchaser Agent, any Committed Purchaser and any Conduit Purchaser in order to enable each Committed Purchaser (in its capacities as Committed Purchaser and a Liquidity Bank) and Conduit Purchaser, as applicable, to comply with their respective obligations under Article 5 and/or Article 7 of the Securitisation Regulation.
11.    NOTICES, ETC.
All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.
12.    EXECUTION IN COUNTERPARTS
This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.
13.    GOVERNING LAW; SUBMISSION TO JURISDICTION
(a)    This Amendment shall be governed by and construed in accordance with the law of the state of New York, other than with respect to the Subject Sold Receivables’ transfer requirements provided for in Section 3 (Assignment of the Subject Sold Receivables) and the agreement to sell, transfer and assign set forth in Section 3(A), which shall be governed by Spanish common law (Derecho común español).
(b)    Each of the Parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, other than with respect to any action or proceeding arising out of or relating to the Subject Sold Receivables transfer requirements provided in Section 3 (Assignment of the Subject Sold Receivables) and the agreement to sell, transfer and assign set forth in Section 3(A), which shall be subject to the jurisdiction of the courts of the city of Barcelona (Spain). Each Party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each Party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(c)    TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT OR ANY PROVISION HEREOF.
14.    NO PROCEEDING; LIMITED RECOURSE
(a)    Each of the Parties hereto hereby agrees that (i) it will not institute against any Conduit Purchaser any proceeding of the type referred to in the definition of Event of Bankruptcy until there shall have elapsed two years plus one day since the Final Payout Date and (ii) notwithstanding anything contained herein or in any other Transaction Document to the contrary, the obligations of the Conduit Purchasers under the Transaction Documents are solely the corporate obligations of the Conduit Purchasers and shall be payable solely to the extent of funds which are received by the Conduit Purchasers pursuant to the Transaction Documents and available for such payment in accordance with the terms of the Transaction Documents and shall be non-recourse other than with respect to such available funds and, without limiting this Section 14, if ever and until such time as any Conduit Purchaser has sufficient funds to pay such obligation shall not constitute a claim against such Conduit Purchaser.
(b)    No recourse under any obligation, covenant or agreement of any Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Amendment and the other Transaction Documents are solely a corporate obligation of such Committed Purchaser or Conduit

Purchaser, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser or any of them under or by reason of any of the obligations, covenants or agreements of such Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document, or implied therefrom, and that any and all personal liability for breaches by such Committed Purchaser or Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Amendment; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.
[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.
BUNGE SECURITIZATION B.V., as Seller
By: /s/ Ronald Posthumus
Name: Ronald Posthumus
Title: Managing Director of Vistra B.V., in turn the sole director of Bunge Securitization B.V.
By:/s/ Jason Thimothy Duijn
Name: Jason Thimothy Duijn
Title: Proxy Holder B of Vistra B.V., in turn the sole director of Bunge Securitization B.V.

Bunge Securitization – 26th Amendment to Receivables Transfer Agreement

KONINKLIJKE BUNGE B.V., as Master Servicer and Subordinated Lender
By:/s/ Jeroen Kloet
Name: Jeroen Kloet
Title: Director
By:/s/ Arrie de Lange
Name: Arrie de Lange
Title: Director

Bunge Securitization – 26th Amendment to Receivables Transfer Agreement

BUNGE GLOBAL SA, as Performance Undertaking Provider
By:Rajat Gupta
Name: Rajat Gupta
Title: Treasurer
By:/s/ Lisa Ware-Alexander
Name: Lisa Ware-Alexander
Title: Secretary

Bunge Securitization – 26th Amendment to Receivables Transfer Agreement

BUNGE AGRIBUSINESS IBÉRICA, S.L.U., as New Spanish Originator
By:/s/ Alan Galmes Luengo
Name: Alan Galmes Luengo
Title: Attorney-in-fact

By:/s/ Martin Arribas Vallejo
Name: Martin Arribas Vallejo
Title: Attorney-in-fact

Bunge Securitization – 26th Amendment to Receivables Transfer Agreement

COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent
By:/s/ Huong Stive-Pham
Name: Huong Stive-Pham
Title: Director
By:/s/ Jop van der Sluis
Name: Jop van der Sluis
Title: Managing Director

Bunge Securitization – 26th Amendment to Receivables Transfer Agreement

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., as Conduit Purchaser
By:/s/ Kristina Adamovich
Name: Kristina Adamovich
Title: Managing Director of Intertrust Management B.V.
By:/s/ Edwin van Ankeren
Name: Edwin van Ankeren
Title: Managing Director of Intertrust Management B.V.

Bunge Securitization – 26th Amendment to Receivables Transfer Agreement

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Committed Purchaser and Purchaser Agent
By:/s/ Marie-Laure Lepont
Name: Marie-Laure Lepont
Title: Authorized Signatory
By:/s/ Frédéric Mazet
Name: Frédéric Mazet
Title: Authorized Signatory

Bunge Securitization – 26th Amendment to Receivables Transfer Agreement

BNP PARIBAS, as Purchaser Agent
By:/s/ Gianluca Sannipoli
Name: Gianluca Sannipoli
Title: Authorized Signatory
By:/s/ Baptiste Ranjard
Name: Baptiste Ranjard
Title: Authorized Signatory

Bunge Securitization – 26th Amendment to Receivables Transfer Agreement

MATCHPOINT FINANCE PLC, as Committed Purchaser and Conduit Purchaser
By:/s/ Kevin Downes
Name: Kevin Downes
Title: Authorized Signatory

Bunge Securitization – 26th Amendment to Receivables Transfer Agreement

THE BANK OF NOVA SCOTIA, as Purchaser Agent and Committed Purchaser
By:/s/ Nick Mantas
Name: Nick Mantas
Title: Director

Bunge Securitization – 26th Amendment to Receivables Transfer Agreement

LIBERTY STREET FUNDING LLC, as Conduit Purchaser
By:/s/ Kevin Corrigan
Name: Kevin Corrigan
Title: Vice President

Bunge Securitization – 26th Amendment to Receivables Transfer Agreement

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as Purchaser Agent and Committed Purchaser
By:/s/ Maria Galvez
Name: Maria Galvez
Title: Director – Global Trade Manager
By:/s/ Armen Semizian
Name: Armen Semizian
Title: Managing Director – Credit Risk

Bunge Securitization – 26th Amendment to Receivables Transfer Agreement

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Sustainability Co-ordinator
By:/s/ Marie-Laure Lepont
Name: Marie-Laure Lepont
Title: Authorized Signatory
By:/s/ Frédéric Mazet
Name: Frédéric Mazet
Title: Authorized Signatory
Bunge Securitization – 26th Amendment to Receivables Transfer Agreement